Exhibit 21.01

                      SUBSIDIARIES OF TRAVELERS GROUP INC.
                               as of March 4, 1998


The following list omits certain subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary. The jurisdiction of incorporation of each subsidiary is also indicated.

Name of Subsidiary Company                                                                           Jurisdiction of Incorporation
--------------------------                                                                           -----------------------------
 .... Associated Madison Companies, Inc.                                                              Delaware
 .... .... Mid-America Insurance Services, Inc.                                                       Georgia
          (also D/B/A M-A Insurance Services, Inc., Mid-AM of Texas, Inc.,
          Mid-America Insurance Services of South Dakota, Inc., Mid-America
          of Illinois, Inc., Mid-America of Mississippi and Mid-America of New York)
 .... .... PFS Services, Inc.                                                                         Georgia
 .... .... .... The Travelers Insurance Group Inc.                                                    Connecticut
 .... .... .... .... Constitution Plaza, Inc.                                                         Connecticut
 .... .... .... .... The Prospect Company                                                             Delaware
 .... .... .... .... .... 89th & York Avenue Corporation                                              New York
 .... .... .... .... .... Panther Valley, Inc.                                                        New Jersey
 .... .... .... .... The Travelers Insurance Company                                                  Connecticut
 .... .... .... .... .... The Plaza Corporation                                                       Connecticut
 .... .... .... .... .... .... The Copeland Companies (Holding Company)                               New Jersey
 .... .... .... .... .... .... .... American Odyssey Funds Management, Inc.                           New Jersey
 .... .... .... .... .... .... .... .... American Odyssey Funds, Inc.                                 Maryland
 .... .... .... .... .... .... .... Copeland Associates, Inc.                                         Delaware
 .... .... .... .... .... .... .... .... Copeland Associates Agency of Ohio, Inc.                     Ohio
 .... .... .... .... .... .... .... .... Copeland Associates of Alabama, Inc.                         Alabama
 .... .... .... .... .... .... .... .... Copeland Associates of Montana, Inc.                         Montana
 .... .... .... .... .... .... .... .... Copeland Associates of Nevada, Inc.                          Nevada
 .... .... .... .... .... .... .... .... Copeland Equities, Inc.                                      New Jersey
 .... .... .... .... .... .... .... .... Donald F. Smith & Associates                                 New Jersey
 .... .... .... .... .... .... .... .... Donald F. Smith Insurance Benefit Services, Inc.             Massachusetts
 .... .... .... .... .... .... .... .... H.C. Copeland Associates, Inc. of Massachusetts              Massachusetts
 .... .... .... .... .... .... .... .... Smith Annuity Services, Inc.                                 New Jersey
 .... .... .... .... .... .... .... Copeland Financial Services, Inc.                                 New Jersey
 .... .... .... .... .... .... .... Copeland Mortgage Services, Inc.                                  New Jersey
 .... .... .... .... .... .... .... H.C. Copeland and Associates, Inc. of Texas                       Texas
 .... .... .... .... .... .... Three Parkway Inc. - I                                                 Pennsylvania
 .... .... .... .... .... .... Three Parkway Inc. - II                                                Pennsylvania
 .... .... .... .... .... .... Three Parkway Inc. - III                                               Pennsylvania
 .... .... .... .... .... .... Tower Square Securities, Inc.                                          Connecticut
 .... .... .... .... .... .... .... Tower Square Securities Insurance Agency of Alabama, Inc.         Alabama
 .... .... .... .... .... .... .... Tower Square Securities Insurance Agency of Massachusetts, Inc.   Massachusetts
 .... .... .... .... .... .... .... Tower Square Securities Insurance Agency of New Mexico, Inc.      New Mexico
 .... .... .... .... .... .... .... Tower Square Securities Insurance Agency of Ohio, Inc.            Ohio
 .... .... .... .... .... .... .... Tower Square Securities Insurance Agency of Texas, Inc.           Texas
 .... .... .... .... .... .... Travelers Asset Management International Corporation                   New York
 .... .... .... .... .... .... Travelers Distribution Company                                         Delaware
 .... .... .... .... .... .... Travelers Investment Adviser, Inc.                                     Delaware
 .... .... .... .... .... .... Travelers/Net Plus Insurance Agency, Inc.                              Massachusetts
 .... .... .... .... .... .... Travelers/Net Plus, Inc.                                               Connecticut

Name of Subsidiary Company                                                                    Jurisdiction of Incorporation
--------------------------                                                                    -----------------------------
 .... .... .... .... .... .... .... Travelers/Net Plus Agency of Ohio, Inc.                    Ohio
 .... .... .... .... .... The Travelers Life and Annuity Company                               Connecticut
 .... .... .... .... .... Travelers Group Investment Management, LLC*                          Delaware
 .... .... .... .... .... Travelers Insurance Holdings Inc.                                    Georgia
 .... .... .... .... .... Tribeca Investments, L.L.C.*                                         Delaware
 .... .... .... .... .... .... American Financial Life Insurance Company                       Texas
 .... .... .... .... .... .... Primerica Life Insurance Company                                Massachusetts
 .... .... .... .... .... .... .... National Benefit Life Insurance Company                    New York
 .... .... .... .... .... .... .... Primerica Financial Services (Canada) Ltd.                 Canada
 .... .... .... .... .... .... .... .... PFSL Investments Canada Ltd.                          Canada
 .... .... .... .... .... .... .... .... Primerica Client Services, Inc. (Canada)              Canada
 .... .... .... .... .... .... .... .... Primerica Financial Services Ltd.                     Canada
 .... .... .... .... .... .... .... .... Primerica Life Insurance Company of Canada            Canada
 .... .... .... .... Travelers Mortgage Securities Corporation                                 Delaware
 .... .... .... .... Travelers Property Casualty Corp.**                                       Delaware
 .... .... .... .... .... The Standard Fire Insurance Company                                  Connecticut
 .... .... .... .... .... .... AE Properties, Inc.                                             California
 .... .... .... .... .... .... .... Industry Land Development Company                          Connecticut
 .... .... .... .... .... .... Community Rehabilitation Investment Corporation                 Connecticut
 .... .... .... .... .... .... The Automobile Insurance Company of Hartford, Connecticut       Connecticut
 .... .... .... .... .... .... TravCal Secure Insurance Company                                California
 .... .... .... .... .... .... .... TravCal Indemnity Company                                  California
 .... .... .... .... .... .... Travelers Personal Security Insurance Company                   Connecticut
 .... .... .... .... .... .... Travelers Property Casualty Insurance Company                   Connecticut
 .... .... .... .... .... .... Travelers Property Casualty Insurance Company of Illinois       Illinois
 .... .... .... .... .... The Travelers Indemnity Company                                      Connecticut
 .... .... .... .... .... .... Commercial Insurance Resources, Inc.                            Delaware
 .... .... .... .... .... .... .... Gulf Insurance Company                                     Missouri
 .... .... .... .... .... .... .... .... Gulf National Accounts U.K. Limited                   United Kingdom
 .... .... .... .... .... .... .... .... Atlantic Insurance Company                            Texas
 .... .... .... .... .... .... .... .... Gulf Group Lloyds                                     Texas
 .... .... .... .... .... .... .... .... Gulf Risk Services, Inc.                              Delaware
 .... .... .... .... .... .... .... .... Gulf Underwriters Insurance Company                   Missouri
 .... .... .... .... .... .... .... .... Select Insurance Company                              Texas
 .... .... .... .... .... .... Countersignature Agency, Inc.                                   Florida
 .... .... .... .... .... .... First Floridian Auto and Home Insurance Company                 Florida
 .... .... .... .... .... .... First Trenton Indemnity Company                                 New Jersey
 .... .... .... .... .... .... .... Red Oak Insurance Company                                  New Jersey
 .... .... .... .... .... .... Laramia Insurance Agency, Inc.                                  North Carolina
 .... .... .... .... .... .... Secure Affinity Agency, Inc.                                    Delaware
 .... .... .... .... .... .... The Charter Oak Fire Insurance Company                          Connecticut
 .... .... .... .... .... .... The Parker Realty and Insurance Agency, Inc.***                 Vermont
 .... .... .... .... .... .... The Phoenix Insurance Company                                   Connecticut
 .... .... .... .... .... .... .... Constitution State Service Company                         Montana
 .... .... .... .... .... .... .... Constitution State Services LLC*                           Delaware
 .... .... .... .... .... .... .... The Travelers Indemnity Company of America                 Connecticut
 .... .... .... .... .... .... .... The Travelers Indemnity Company of Connecticut             Connecticut
 .... .... .... .... .... .... .... The Travelers Indemnity Company of Illinois                Illinois
 .... .... .... .... .... .... The Premier Insurance Company of Massachusetts                  Massachusetts
 .... .... .... .... .... .... The Travelers Home and Marine Insurance Company                 Indiana
 .... .... .... .... .... .... The Travelers Indemnity Company of Missouri                     Missouri
 .... .... .... .... .... .... The Travelers Lloyds Insurance Company                          Texas
 .... .... .... .... .... .... The Travelers Marine Corporation                                California
 .... .... .... .... .... .... TI Home Mortgage Brokerage, Inc.                                Delaware
 .... .... .... .... .... .... TravCo Insurance Company                                        Indiana
 .... .... .... .... .... .... Travelers Bond Investments, Inc.                                Connecticut


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

Name of Subsidiary Company                                                                    Jurisdiction of Incorporation
--------------------------                                                                    -----------------------------
 .... .... .... .... .... .... Travelers General Agency of Hawaii, Inc.                        Hawaii
 .... .... .... .... .... .... Travelers Medical Management Services Inc.                      Delaware
 .... .... .... .... .... Travelers Casualty and Surety Company                                Connecticut
 .... .... .... .... .... .... Travelers Casualty & Surety Company of Canada                   Canada
 .... .... .... .... .... .... Charter Oak Services Corporation                                New York
 .... .... .... .... .... .... Farmington Casualty Company                                     Connecticut
 .... .... .... .... .... .... Farmington Management, Inc.                                     Connecticut
 .... .... .... .... .... .... Travelers Casualty and Surety Company of America                Connecticut
 .... .... .... .... .... .... Travelers Casualty and Surety Company of Illinois               Illinois
 .... .... .... .... .... .... Travelers Casualty Company of Connecticut                       Connecticut
 .... .... .... .... .... .... Travelers Commercial Insurance Company                          Connecticut
 .... .... .... .... .... .... Travelers Excess and Surplus Lines Company                      Connecticut
 .... .... .... .... .... .... Travelers Lloyds of Texas Insurance Company                     Texas
 .... .... Primerica Client Services, Inc. (USA)                                               Delaware
 .... .... Primerica Convention Services, Inc.                                                 Georgia
 .... .... Primerica Finance Corporation                                                       Delaware
 .... .... .... PFS Distributors, Inc.                                                         Georgia
 .... .... .... PFS Investments Inc.                                                           Georgia
 .... .... .... PFS T.A., Inc.                                                                 Delaware
 .... .... Primerica Financial Services Home Mortgages, Inc.                                   Georgia
 .... .... Primerica Financial Services, Inc.                                                  Nevada
 .... .... .... Primerica Financial Services Agency of New York, Inc.                          New York
 .... .... .... Primerica Financial Services Agency of Ohio, Inc.                              Ohio
 .... .... .... Primerica Financial Services Insurance Marketing of Connecticut, Inc.          Connecticut
 .... .... .... Primerica Financial Services Insurance Marketing of Idaho, Inc.                Idaho
 .... .... .... Primerica Financial Services Insurance Marketing of Maine, Inc.                Maine
               (also D/B/A Primerica Financial Services Agency)
 .... .... .... Primerica Financial Services Insurance Marketing of Nevada, Inc.               Nevada
 .... .... .... Primerica Financial Services Insurance Marketing of Pennsylvania, Inc.         Pennsylvania
               (also D/B/A Primerica Financial Services)
 .... .... .... Primerica Financial Services Insurance Marketing of the Virgin Islands, Inc.   U.S. Virgin Islands
 .... .... .... Primerica Financial Services Insurance Marketing of Wyoming, Inc.              Wyoming
 .... .... .... Primerica Financial Services Insurance Marketing, Inc.                         Delaware
 .... .... .... Primerica Financial Services of Alabama, Inc.                                  Alabama
 .... .... .... Primerica Financial Services of Arizona, Inc.                                  Arizona
 .... .... .... Primerica Financial Services of Kentucky Inc.                                  Kentucky
 .... .... .... Primerica Financial Services of New Mexico, Inc.                               New Mexico
 .... .... .... Primerica Insurance Agency of Massachusetts, Inc.                              Massachusetts
 .... .... .... Primerica Insurance Marketing Services of Puerto Rico, Inc.                    Puerto Rico
 .... .... .... Primerica Insurance Services of Louisiana, Inc.                                Louisiana
 .... .... .... Primerica Insurance Services of Maryland, Inc.                                 Maryland
              (also D/B/A Primerica Financial Services Insurance Marketing, Inc.)
 .... .... .... Primerica Insurance Services of Texas, Inc.                                    Texas
 .... .... Primerica Services, Inc.                                                            Georgia
 .... .... SL&H Reinsurance, Ltd.                                                              Nevis
 .... .... .... Southwest Service Agreements, Inc.                                             North Carolina
 .... .... Southwest Warranty Corporation                                                      Florida
 .... CCC Holdings, Inc.                                                                       Delaware
 .... .... CCC Fairways, Inc.                                                                  Delaware
 .... .... Commercial Credit Company                                                           Delaware
 .... .... .... American Health and Life Insurance Company                                     Maryland
 .... .... .... Brookstone Insurance Company                                                   Vermont
               (also D/B/A Alexander Insurance Managers)
 .... .... .... CC Credit Card Corporation                                                     Delaware
 .... .... .... CC Finance Company, Inc.                                                       New York
 .... .... .... CC Finance System Incorporated                                                 Delaware


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

Name of Subsidiary Company                                                                    Jurisdiction of Incorporation
--------------------------                                                                    -----------------------------
 .... .... .... ....  CC Consumer Discount Company                                             Pennsylvania
                    (also D/B/A Security Pacific Financial Services of Pennsylvania)
 .... .... .... .... CC Finance Credit Corp.                                                   Delaware
 .... .... .... .... CC Financial Management Services, Inc.                                    Delaware
 .... .... .... .... CC Financial Services Inc.                                                Delaware
                    (also D/B/A Security Pacific Distribution Services and Security
                    Pacific Manufacturer Funding)
 .... .... .... .... .... CC Advertising Agency, Inc.                                          Kansas
 .... .... .... .... .... CC Financial Services of Minnesota Inc.                              Minnesota
 .... .... .... .... .... CC Financial Services of Nevada Inc.                                 Nevada
 .... .... .... .... .... CC of West Virginia Inc.                                             West Virginia
 .... .... .... .... .... The Midwestern Agency Corporation, Inc.                              Iowa
 .... .... .... .... CC Financial Services of Des Moines Inc.                                  Iowa
 .... .... .... .... CC Mortgage Corporation                                                   Virginia
 .... .... .... .... Dealers Credit, Inc.                                                      Delaware
 .... .... .... CC Financial Services, Inc.                                                    Hawaii
 .... .... .... Chesapeake Appraisal and Settlement Services Inc.                              Maryland
 .... .... .... .... Chesapeake Appraisal and Settlement Services Agency of Ohio Inc.          Ohio
 .... .... .... .... Chesapeake West Escrow Services Inc.                                      California
 .... .... .... City Loan Financial Services, Inc.                                             Ohio
 .... .... .... Commercial Credit Consumer Services, Inc.                                      Minnesota
 .... .... .... Commercial Credit Corporation (Hawaii)                                         Hawaii
 .... .... .... Commercial Credit Corporation                                                  Alabama
 .... .... .... Commercial Credit Corporation                                                  California
 .... .... .... Commercial Credit Corporation                                                  Iowa
               (also D/B/A Commercial Credit Loans, Inc. and Commercial Credit
               Corporation (IA))
 .... .... .... .... Commercial Credit of Alabama, Inc.                                        Delaware
 .... .... .... .... Commercial Credit of Mississippi, Inc.                                    Delaware
 .... .... .... Commercial Credit Corporation                                                  Kentucky
 .... .... .... .... Certified Insurance Agency, Inc.                                          Kentucky
 .... .... .... .... Commercial Credit Investment, Inc.                                        Kentucky
 .... .... .... .... National Life Insurance Agency of Kentucky, Inc.                          Kentucky
 .... .... .... .... Union Casualty Insurance Agency, Inc.                                     Kentucky
 .... .... .... Commercial Credit Corporation                                                  Maryland
               (also D/B/A Commercial Credit Corporation (MD))
 .... .... .... .... Action Data Services, Inc.                                                Missouri
 .... .... .... .... Commercial Credit Plan, Incorporated                                      Oklahoma
                   (also D/B/A Commercial Credit Consumer Services, Inc.)
 .... .... .... Commercial Credit Corporation                                                  New York
 .... .... .... Commercial Credit Corporation                                                  South Carolina
 .... .... .... Commercial Credit Corporation                                                  West Virginia
 .... .... .... Commercial Credit Corporation NC                                               North Carolina
 .... .... .... Commercial Credit Insurance Services, Inc.                                     Maryland
               (also D/B/A Commercial Credit Insurance Agency and Commercial
               Credit Insurance Agency of Oklahoma)
 .... .... .... .... Commercial Credit Insurance Agency (P&C) of Mississippi, Inc.             Mississippi
 .... .... .... .... Commercial Credit Insurance Agency of Alabama, Inc.                       Alabama
 .... .... .... .... Commercial Credit Insurance Agency of Hawaii, Inc.                        Hawaii
 .... .... .... .... Commercial Credit Insurance Agency of Kentucky, Inc.                      Kentucky
 .... .... .... .... Commercial Credit Insurance Agency of Massachusetts, Inc.                 Massachusetts
 .... .... .... .... Commercial Credit Insurance Agency of Nevada, Inc.                        Nevada
 .... .... .... .... Commercial Credit Insurance Agency of New Mexico, Inc.                    New Mexico
 .... .... .... .... Commercial Credit Insurance Agency of Ohio, Inc.                          Ohio
 .... .... .... Commercial Credit International, Inc.                                          Delaware
 .... .... .... .... Commercial Credit International Banking Corporation                       Oregon


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
Name of Subsidiary Company                                                                    Jurisdiction of Incorporation
--------------------------                                                                    -----------------------------
 .... .... .... .... .... Commercial Credit Corporation CCC Limited                            Canada
 .... .... .... .... .... Commercial Credit Services do Brazil Ltda.                           Brazil
 .... .... .... Commercial Credit Loan, Inc.                                                   New York
 .... .... .... Commercial Credit Loans, Inc.                                                  Delaware
 .... .... .... Commercial Credit Loans, Inc.                                                  Ohio
 .... .... .... Commercial Credit Loans, Inc.                                                  Virginia
 .... .... .... Commercial Credit Management Corporation                                       Maryland
 .... .... .... Commercial Credit Plan Incorporated                                            Tennessee
               (also D/B/A Commercial Credit Plan Incorporated (TN))
 .... .... .... Commercial Credit Plan Incorporated                                            Utah
 .... .... .... Commercial Credit Plan Incorporated of Georgetown                              Delaware
 .... .... .... Commercial Credit Plan Industrial Loan Company                                 Virginia
 .... .... .... Commercial Credit Plan, Incorporated (CO)                                      Colorado
 .... .... .... Commercial Credit Plan, Incorporated (DE)                                      Delaware
 .... .... .... Commercial Credit Plan, Incorporated (GA)                                      Georgia
 .... .... .... Commercial Credit Plan, Incorporated (MO)                                      Missouri
 .... .... .... Park Tower Holdings, Inc.                                                      Delaware
 .... .... .... .... CC Retail Services, Inc.                                                  Delaware
 .... .... .... .... .... Park Tower Brokerage Associates                                      Delaware
 .... .... .... .... .... Troy Textiles, Inc.                                                  Delaware
 .... .... .... .... Commercial Credit Development Corporation                                 Delaware
 .... .... .... .... Travelers Home Mortgage Services of Alabama, Inc.                         Delaware
 .... .... .... Resource Deployment, Inc.                                                      Texas
 .... .... .... SBHU Mortgage Pass-Through Corporation                                         Delaware
 .... .... .... The Travelers Bank USA                                                         Delaware
 .... .... .... Travelers Bank & Trust, fsb                                                    Delaware
 .... .... .... Travelers Home Equity, Inc.                                                    North Carolina
 .... .... .... .... CC Consumer Services of Alabama, Inc.                                     Alabama
 .... .... .... .... CC Home Lenders Financial, Inc.                                           Georgia
 .... .... .... .... CC Home Lenders, Inc.                                                     Ohio
 .... .... .... .... Commercial Credit Corporation (TX)                                        Texas
 .... .... .... .... Commercial Credit Financial of Kentucky, Inc.                             Kentucky
 .... .... .... .... Commercial Credit Financial of West Virginia, Inc.                        West Virginia
 .... .... .... .... Commercial Credit Plan Consumer Discount Company                          Pennsylvania
                    (also D/B/A Commercial Credit Corporation)
 .... .... .... .... Commercial Credit Services of Kentucky, Inc.                              Kentucky
 .... .... .... .... Travelers Home Mortgage Services, Inc.                                    North Carolina
 .... .... .... Travelers Home Mortgage Services of Pennsylvania, Inc.                         Pennsylvania
 .... .... .... Triton Insurance Company                                                       Missouri
                (also D/B/A Voyager Guaranty Insurance Company)
 .... .... .... Verochris Corporation                                                          Delaware
               (also D/B/A Air Operations Associates)
 .... .... .... .... AMC Aircraft Corp.                                                        Delaware
 .... .... .... World Service Life Insurance Company                                           Colorado
 .... Greenwich Street Capital Partners, Inc.                                                  Delaware
 .... Greenwich Street Investments, Inc.                                                       Delaware
 .... .... Greenwich Street Capital Partners Offshore Holdings, Inc.                           Delaware
 .... Mirasure Insurance Company, Ltd.                                                         Bermuda
 .... MRC Holdings, Inc.                                                                       Delaware
 .... Salomon Smith Barney Holdings Inc.                                                       Delaware
 .... .... Basis Clearing, Inc.                                                                Delaware
 .... .... Mutual Management Corp.                                                             Delaware
 .... .... .... Smith Barney Asset Management Co., Ltd.                                        Japan
 .... .... .... Smith Barney Management Company (Ireland) Limited                              Ireland
 .... .... .... Smith Barney Strategy Advisers Inc.                                            Delaware
 .... .... Nextco Inc.                                                                         Delaware


                                       5
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
Name of Subsidiary Company                                                                    Jurisdiction of Incorporation
--------------------------                                                                    -----------------------------
 .... .... Phibro Energy Production, Inc.                                                      Delaware
 .... .... Phibro Inc.                                                                         Delaware
 .... .... .... Phibro Commodities                                                             England
 .... .... .... Phibro Energy Clearing, Inc.                                                   Delaware
 .... .... .... Phibro Energy Hong Kong Limited                                                Hong Kong
 .... .... .... Phibro Energy Oil, Inc.                                                        Delaware
 .... .... .... Phibro GmbH                                                                    Switzerland
 .... .... .... .... Phibro Energy (Overseas) AG                                               Switzerland
 .... .... .... .... Phibro Energy Marketing AG                                                Switzerland
 .... .... .... .... Phibro Energy Representacoes Commerciaia Ltda.                            Brazil
 .... .... .... .... Phibro S.A.                                                               Argentina
 .... .... .... .... Politrade Sp.                                                             Poland
 .... .... .... .... Scansport Limited                                                         England
 .... .... .... .... .... Shipalks Shipping Limited                                            England
 .... .... .... .... Turavent Oil AG                                                           Switzerland
 .... .... .... Phibro Holdings Limited                                                        England
 .... .... .... .... Phibro Bullion Limited                                                    England
 .... .... .... Scanport Shipping, Inc.                                                        Delaware
 .... .... Phibro Resources Corp.                                                              Delaware
 .... .... Phillip Brothers Inc.                                                               New York
 .... .... .... Phillip Brothers Trading Corp.                                                 Delaware
 .... .... .... Ropin Steel Co., Inc.                                                          Illinois
 .... .... R-H Capital, Inc.                                                                   Delaware
 .... .... RH Sports Enterprises Inc                                                           Georgia
 .... .... Salomon Brothers Holding Company Inc                                                Delaware
 .... .... .... Banco Patrimonio de Investimento                                               Brazil
 .... .... .... Grove Street Film Corp                                                         Delaware
 .... .... .... Loan Participation Holding Corporation                                         Delaware
 .... .... .... .... Home Mortgage Access Corporation                                          District of Columbia
 .... .... .... .... .... Home MAC Government Financial Corporation                            District of Columbia
 .... .... .... .... .... Home MAC Government Financial Corporation West                       District of Columbia
 .... .... .... .... .... Home MAC Mortgage Securities Corporation                             District of Columbia
 .... .... .... PB-SB Investments, Inc                                                         Delaware
 .... .... .... PB-SB Ventures, Inc                                                            Delaware
 .... .... .... PT SB NUSA Securities                                                          Indonesia
 .... .... .... Salomon (International) Finance AG                                             Switzerland
 .... .... .... .... Phibro S.A.                                                               Spain
 .... .... .... .... Salomon Brothers Holdings GmbH                                            Switzerland
 .... .... .... .... .... Salomon Brothers Asia Limited                                        Cayman Islands
 .... .... .... .... .... Salomon Contractuals Limited                                         Hong Kong
 .... .... .... .... .... Salomon International Financial Products                             Hong Kong
 .... .... .... .... .... Salomon Brothers Asia Management Services Ltd                        Cayman Islands
 .... .... .... .... Salomon Brothers Overseas Inc                                             Cayman Islands
 .... .... .... Salomon Analytics Inc                                                          Delaware
 .... .... .... Salomon Brothers Asia Capital Corp                                             Ireland
 .... .... .... .... Darkland International Limited                                            Ireland
 .... .... .... .... Solom International Limited                                               Ireland
 .... .... .... .... .... Samchully Investment Partnership No. 3                               Ireland
 .... .... .... Salomon Brothers Asia Pacific Ltd.                                             Delaware
 .... .... .... Salomon Brothers Asset Management (Ireland) Ltd                                Ireland
 .... .... .... Salomon Brothers Asset Management Asia Pacific Ltd                             Hong Kong
 .... .... .... Salomon Brothers Asset Management Inc                                          Delaware
 .... .... .... Salomon Brothers Australia Ltd.                                                Australia
 .... .... .... Salomon Brothers Canada Holding Co                                             Canada
 .... .... .... Salomon Smith Barney Australia Pty Limited                                     Australia


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
Name of Subsidiary Company                                                                    Jurisdiction of Incorporation
--------------------------                                                                    -----------------------------
 .... .... .... .... Salomon Smith Barney Canada Inc.                                          Canada
 .... .... .... Salomon Brothers China Ltd                                                     Hong Kong
 .... .... .... Salomon Brothers Finance AG                                                    Switzerland
 .... .... .... Salomon Brothers Hong Kong Futures                                             Hong Kong
 .... .... .... Salomon Brothers Hong Kong Limited*                                            Hong Kong
 .... .... .... .... Salomon Brothers Hong Kong Nom. Ltd.                                      Hong Kong
 .... .... .... Salomon Brothers Housing Investment Inc                                        Delaware
 .... .... .... Salomon Brothers Inc                                                           Delaware
 .... .... .... Salomon Brothers International Operations (Japan) Inc                          Delaware
 .... .... .... Salomon Brothers International Operations (Jersey) Limited                     Channel Islands
 .... .... .... Salomon Brothers International Operations (Overseas) Limited                   Channel Islands
 .... .... .... Salomon Brothers International Operations Inc                                  Delaware
 .... .... .... Salomon Brothers Mortgage Securities II, Inc                                   Delaware
 .... .... .... Salomon Brothers Mortgage Securities III, Inc                                  Delaware
 .... .... .... Salomon Brothers Mortgage Securities Inc                                       Delaware
 .... .... .... Salomon Brothers Mortgage Securities VI, Inc                                   Delaware
 .... .... .... Salomon Brothers Mortgage Securities VII, Inc                                  Delaware
 .... .... .... Salomon Brothers Pacific Holding Company Inc                                   Delaware
 .... .... .... Salomon Brothers Properties, Inc                                               Delaware
 .... .... .... .... Salomon Brothers Investments Inc                                          Delaware
 .... .... .... Salomon Brothers Real Estate Development Corp                                  Delaware
 .... .... .... Salomon Brothers Realty Corp                                                   New York
 .... .... .... Salomon Brothers Russia Holding Company Inc                                    Delaware
 .... .... .... .... A.O. Salomon Brothers                                                     Russia
 .... .... .... Salomon Brothers S.A.                                                          France
 .... .... .... Salomon Brothers Services GmbH                                                 Germany
 .... .... .... Salomon Brothers Services Inc                                                  Delaware
 .... .... .... .... Salomon Brothers Asia Management Services Limited (Hong Kong)             Cayman Islands
 .... .... .... Salomon Brothers SIM SPA                                                       Italy
 .... .... .... Salomon Brothers Singapore Pte Ltd                                             Singapore
 .... .... .... Salomon Brothers Taiwan Limited                                                Taipei
 .... .... .... Salomon Brothers Tosca Inc                                                     Delaware
 .... .... .... Salomon Capital Access for Savings Institutions, Inc                           Delaware
 .... .... .... .... Salomon Capital Access Corporation                                        Delaware
 .... .... .... Salomon Forex Inc                                                              Delaware
 .... .... .... .... Salomon Brothers Finance Corporation                                      Delaware
 .... .... .... .... .... Salomon Brothers AG                                                  Germany
 .... .... .... Salomon International Limited                                                  Delaware
 .... .... .... .... Salomon Brothers Europe Limited*                                          England
 .... .... .... .... .... Phibro Energy Services Limited                                       England
 .... .... .... .... .... Salomon Brothers Asset Management Limited                            England
 .... .... .... .... .... Salomon Brothers Eastern Europe Limited                              England
 .... .... .... .... .... Salomon Brothers International Limited                               England
 .... .... .... .... .... Salomon Brothers Nominees Limited                                    England
 .... .... .... .... .... Salomon Brothers UK Equity Limited                                   England
 .... .... .... .... .... Salomon Brothers UK Limited                                          England
 .... .... .... .... .... SB Finance PLC                                                       England
 .... .... .... .... .... SB Funding No 1 Limited                                              England
 .... .... .... .... .... SB Funding No 2 Limited                                              England
 .... .... .... .... .... SB Mortgage Securities No 21 PLC                                     England
 .... .... .... .... .... SB Mortgage Securities No 22 PLC                                     England
 .... .... .... .... .... SB Mortgage Securities No 23 PLC                                     England
 .... .... .... .... .... SB Mortgage Securities No 24 PLC                                     England
 .... .... .... .... .... SB Placement No 2 Limited                                            England
 .... .... .... .... .... SB Portfolio Services Limited                                        England
 .... .... .... .... .... SB Residential PLC                                                   England


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
Name of Subsidiary Company                                                                    Jurisdiction of Incorporation
--------------------------                                                                    -----------------------------
 .... .... .... Salomon Loan Fund Inc                                                          Delaware
 .... .... .... Salomon Millennium Bridge Fund Inc                                             Delaware
 .... .... .... Salomon Northpoint Corp                                                        Delaware
 .... .... .... Salomon Plaza Holdings Inc                                                     Delaware
 .... .... .... .... Plaza Holdings Inc.                                                       Delaware
 .... .... .... .... .... Salomon Brothers Finance Corporation and Co beschrankthaftende KG*   Germany
 .... .... .... .... .... .... Salomon Brothers Corporate Support GmbH                         Germany
 .... .... .... .... .... .... Salomon Brothers Kapitalanlage-Gesellschaft mbH                 Germany
 .... .... .... Salomon Swapco Inc                                                             Delaware
 .... .... .... Salomon Reinvestment Company, Inc.                                             Delaware
 .... .... .... SB Contractual Products, Inc                                                   Delaware
 .... .... .... SB Funding Corp.                                                               Delaware
 .... .... .... SB Graphics Corp                                                               Delaware
 .... .... .... SB Insurances Ltd                                                              Bermuda
 .... .... .... SB Management Services Inc                                                     Delaware
 .... .... .... SB Motel Corp                                                                  Delaware
 .... .... .... .... SB Motel Durham I-85 Corp                                                 Delaware
 .... .... .... .... SB Motel Mortgage Corp                                                    Delaware
 .... .... .... SB-MBA Participation Corporation                                               New York
 .... .... .... SB/EJV Participation Corp                                                      Delaware
 .... .... .... SB/OT Participation Corp.                                                      Delaware
 .... .... .... Seals SA                                                                       Delaware
 .... .... .... Seven World Holdings Inc                                                       Delaware
 .... .... .... .... Salomon International Investments Inc                                     Delaware
 .... .... .... Seven World Technologies, Inc                                                  Delaware
 .... .... .... Structured Placements Corp                                                     Delaware
 .... .... .... Structured Products Corp                                                       Delaware
 .... .... .... TCEP Participation Corp                                                        New York
 .... .... .... TCP Corp                                                                       Delaware
 .... .... .... The Downtown Conference Center Inc                                             Delaware
 .... .... .... The S.W. Shattuck Chemical Corp.                                               Colorado
 .... .... .... Third Street Promenade Productions Inc                                         Delaware
 .... .... Salomon Inc SI Financing Trust I                                                    Delaware
 .... .... Salomon Technology Services Inc.                                                    Delaware
 .... .... SB Cayman Holdings I Inc.                                                           Delaware
 .... .... .... Smith Barney Private Trust Company (Cayman) Limited*                           Cayman Islands
 .... .... .... .... Greenwich (Cayman) I Limited                                              Cayman Islands
 .... .... .... .... Greenwich (Cayman) II Limited                                             Cayman Islands
 .... .... .... .... Greenwich (Cayman) III Limited                                            Cayman Islands
 .... .... SB Cayman Holdings II Inc.                                                          Delaware
 .... .... SB Cayman Holdings III Inc.                                                         Delaware
 .... .... .... Smith Barney Credit Services (Cayman) Ltd.*                                    Cayman Islands
 .... .... SB Cayman Holdings IV Inc.                                                          Delaware
 .... .... Smith Barney (Delaware) Inc.                                                        Delaware
 .... .... .... 1345 Media Corp.                                                               Delaware
 .... .... .... Corporate Realty Advisors, Inc.                                                Delaware
 .... .... .... IPO Holdings Inc.                                                              Delaware
 .... .... .... .... Institutional Property Owners, Inc. V                                     Delaware
 .... .... .... .... Institutional Property Owners, Inc. VI                                    Delaware
 .... .... .... MLA 50 Corporation                                                             Delaware
 .... .... .... MLA GP Corporation                                                             Delaware
 .... .... .... Smith Barney Acquisition Corporation                                           Delaware
 .... .... .... Smith Barney Acquisition Fund, Inc.                                            Cayman Islands
 .... .... .... Smith Barney Global Capital Management, Inc.                                   Delaware
 .... .... .... Smith Barney Realty, Inc.                                                      Delaware
 .... .... .... Smith Barney Risk Investors, Inc.                                              Delaware


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
Name of Subsidiary Company                                                                    Jurisdiction of Incorporation
--------------------------                                                                    -----------------------------
 .... .... .... Smith Barney Venture Corp.                                                     Delaware
 .... .... .... .... First Century Company                                                     Delaware
 .... .... .... .... First Century Management Company                                          Delaware
 .... .... Smith Barney (Ireland) Limited                                                      Ireland
 .... .... Smith Barney Asia Inc.                                                              Delaware
 .... .... Smith Barney Asset Management Group (Asia) Pte. Ltd.                                Singapore
 .... .... Smith Barney Capital Services Inc.                                                  Delaware
 .... .... Smith Barney Cayman Islands, Ltd.                                                   Cayman Islands
 .... .... Smith Barney Commercial Corp.                                                       Delaware
 .... .... Smith Barney Commercial Corporation Asia Limited                                    Hong Kong
 .... .... Smith Barney Europe Holdings, Ltd.                                                  United Kingdom
 .... .... .... Smith Barney Europe Ltd.                                                       United Kingdom
 .... .... Smith Barney Funding Corp.                                                          Delaware
 .... .... Smith Barney Futures Management Inc.                                                Delaware
 .... .... .... Smith Barney Offshore Fund Ltd.                                                Delaware
 .... .... Smith Barney Inc.                                                                   Delaware
 .... .... .... SBHU Life Agency, Inc.                                                         Delaware
 .... .... .... .... Robinson-Humphrey Insurance Services Inc.                                 Georgia
 .... .... .... .... .... Robinson-Humphrey Insurance Services of Alabama, Inc.                Alabama
 .... .... .... .... SBHU Life Agency of Arizona, Inc.                                         Arizona
 .... .... .... .... SBHU Life Agency of Indiana, Inc.                                         Indiana
 .... .... .... .... SBHU Life Agency of Ohio, Inc.                                            Ohio
 .... .... .... .... SBHU Life Agency of Oklahoma, Inc.                                        Oklahoma
 .... .... .... .... SBHU Life Agency of Texas, Inc.                                           Texas
 .... .... .... .... SBHU Life Agency of Utah, Inc.                                            Utah
 .... .... .... .... SBHU Life Insurance Agency of Massachusetts, Inc.                         Massahchusetts
 .... .... .... .... SBS Insurance Agency of Hawaii, Inc.                                      Hawaii
 .... .... .... .... SBS Insurance Agency of Idaho, Inc.                                       Idaho
 .... .... .... .... SBS Insurance Agency of Maine, Inc.                                       Maine
 .... .... .... .... SBS Insurance Agency of Montana, Inc.                                     Montana
 .... .... .... .... SBS Insurance Agency of Nevada, Inc.                                      Nevada
 .... .... .... .... SBS Insurance Agency of Ohio, Inc.                                        Ohio
 .... .... .... .... SBS Insurance Agency of South Dakota, Inc.                                South Dakota
 .... .... .... .... SBS Insurance Agency of Wyoming, Inc.                                     Wyoming
 .... .... .... .... SBS Insurance Brokerage Agency of Arkansas, Inc.                          Arkansas
 .... .... .... .... SBS Insurance Brokers of Kentucky, Inc.                                   Kentucky
 .... .... .... .... SBS Insurance Brokers of New Hampshire, Inc.                              New Hampshire
 .... .... .... .... SBS Insurance Brokers of North Dakota, Inc.                               North Dakota
 .... .... .... .... SBS Life Insurance Agency of Puerto Rico, Inc.                            Puerto Rico
 .... .... .... .... SLB Insurance Agency of Maryland, Inc.                                    Maryland
 .... .... .... .... Smith Barney Life Agency Inc.                                             Louisiana
 .... .... .... Smith Barney (Hong Kong) Limited                                               Hong Kong
 .... .... .... Smith Barney (Netherlands) Inc.                                                Delaware
 .... .... .... Smith Barney International Incorporated                                        Oregon
 .... .... .... .... Smith Barney (Singapore) Pte Ltd                                          Singapore
 .... .... .... .... Smith Barney Pacific Holdings, Inc.                                       British Virgin Islands
 .... .... .... .... .... Smith Barney (Asia) Limited                                          Hong Kong
 .... .... .... .... .... Smith Barney (Pacific) Limited                                       Hong Kong
 .... .... .... .... Smith Barney Securities Pte Ltd                                           Singapore
 .... .... .... Smith Barney Puerto Rico Inc.                                                  Puerto Rico
 .... .... .... The Robinson-Humphrey Company, LLC                                             Delaware
 .... .... Smith Barney Mortgage Brokers Inc.                                                  Delaware
 .... .... Smith Barney Mortgage Capital Corp.                                                 Delaware
 .... .... Smith Barney Mortgage Capital Group, Inc.                                           Delaware
 .... .... Smith Barney Offshore, Inc.                                                         Delaware
 .... .... .... Decathlon Offshore Limited                                                     Cayman Islands

Name of Subsidiary Company                                                                    Jurisdiction of Incorporation
--------------------------                                                                    -----------------------------
 .... .... Smith Barney Private Trust GmbH                                                     Switzerland
 .... .... Smith Barney SA                                                                     France
 .... .... .... Smith Barney Asset Management France SA                                        France
 .... .... Smith Barney Securities Investment Consulting Co. Ltd.                              Taiwan
 .... .... Smith Barney Shearson (Chile) Corredora de Seguro Limitada                          Chile
          (also D/B/A SBS (Chile) Corredora de Seguros Ltda.)
 .... .... SP Insurance Company Limited                                                        Bermuda
 .... .... Structured Mortgage Securities Corporation                                          Delaware
 .... .... The Travelers Investment Management Company                                         Connecticut
 .... Smith Barney Corporate Trust Company                                                     Delaware
 .... Smith Barney Private Trust Bank of Michigan                                              Michigan
 .... Smith Barney Private Trust Company                                                       New York
 .... Smith Barney Private Trust Company of Florida                                            Florida
 .... Smith Barney Private Trust Company of New Jersey                                         New Jersey
 .... Smith Barney Private Trust Company of Texas                                              Texas
 .... Tinmet Corporation                                                                       Delaware
 .... Travelers Group Diversified Distribution Services, Inc.                                  Delaware
 .... .... Travelers Group Exchange, Inc.                                                      Delaware
          (also D/B/A VIPortfolio Agency)
 .... .... .... TGE Insurance Agency of Alabama, Inc.                                          Alabama
 .... .... .... TGE Insurance Agency of Kentucky, Inc.                                         Kentucky
 .... .... .... TGE Insurance Agency of Massachusetts, Inc.                                    Delaware
 .... .... .... TGE Insurance Agency of Mississippi, Inc. P.C.                                 Mississippi
 .... .... .... TGE Insurance Agency of New Mexico, Inc.                                       New Mexico
 .... .... .... TGE Insurance Agency of Ohio, Inc.                                             Ohio
 .... .... .... TGE Insurance Agency of Texas, Inc.                                            Texas
 .... Travelers Investment Group Inc.                                                          Delaware
 .... Travelers Services Inc.                                                                  Delaware
     (also D/B/A Travelers Coronado Services Inc.)
 .... Tribeca Management Inc.                                                                  Delaware
 .... TRV Employees Investments, Inc.                                                          Delaware
 .... TRV/RCM Corp.                                                                            Delaware
 .... TRV/RCM LP Corp.                                                                         Delaware

----------
* Indicates that wholly owned subsidiary is partially owned by more than one subsidiary of Travelers Group Inc.
** Travelers Group Inc., through The Travelers Insurance Group Inc., owns approximately 83.4% of Travelers Property Casualty Corp.
*** The Travelers Indemnity Company owns 58% of The Parker Realty and Insurance Agency, Inc.


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